                                                                Exhibit 23(a)(3)
                                                                ----------------

                    LM INSTITUTIONAL FUND ADVISORS II, INC.

                             ARTICLES OF AMENDMENT

THIS IS TO CERTIFY THAT:

     FIRST:    The charter of LM Institutional Fund Advisors II, Inc., a
Maryland corporation (the "Corporation"), is hereby amended by changing the designation of the "LM Mid Cap Institutional Portfolio" to the "LM Special Investment Institutional Portfolio".

     SECOND:   Immediately prior to the filing of these Articles of Amendment, the total number of shares of stock of all classes that the Corporation had authority to issue was 10,000,000,000 shares, $0.001 par value per share, having an aggregate par value of $10,000,000. The number of shares of stock of each class and the designation of each such class were as follows:

Designation                                  Number of Shares
-----------                                  ----------------
LM Value Institutional Portfolio             500,000,000 Institutional Class Shares
                                             500,000,000 Financial Intermediary Class Shares

LM Mid Cap Institutional Portfolio           500,000,000 Institutional Class Shares
                                             500,000,000 Financial Intermediary Class Shares

Brandywine Small Cap Value Portfolio         500,000,000 Institutional Class Shares
                                             500,000,000 Financial Intermediary Class Shares

Batterymarch International Equity Portfolio  500,000,000 Institutional Class Shares
                                             500,000,000 Financial Intermediary Class Shares

Batterymarch Emerging Markets Portfolio      500,000,000 Institutional Class Shares
                                             500,000,000 Financial Intermediary Class Shares

Legg Mason Fund Adviser/Western Asset        500,000,000 Institutional Class Shares
  Balanced Portfolio                         500,000,000 Financial Intermediary Class Shares

LM Total Return Institutional Portfolio      500,000,000 Institutional Class Shares
                                             500,000,000 Financial Intermediary Class Shares

LM Balanced Institutional Portfolio          500,000,000 Institutional Class Shares
                                             500,000,000 Financial Intermediary Class Shares

Batterymarch US MidCapitalization            500,000,000 Institutional Class Shares
  Equity Portfolio                           500,000,000 Financial Intermediary Class Shares

Batterymarch US Small Capitalization         500,000,000 Institutional Class Shares
  Equity Portfolio                           500,000,000 Financial Intermediary Class Shares

     THIRD: As of the filing of these Articles of Amendment, the total number of shares of stock of all classes that the Corporation has authority to issue is 10,000,000,000 shares, $0.001 par value per share, having an aggregate par value of $10,000,000. The number of shares of stock of each class and the designation of each such class are as follows:

Designation                                     Number of Shares
-----------                                     ----------------
LM Value Institutional Portfolio                500,000,000 Institutional Class Shares
                                                500,000,000 Financial Intermediary Class Shares

LM Special Investment Institutional Portfolio   500,000,000 Institutional Class Shares
                                                500,000,000 Financial Intermediary Class Shares

Brandywine Small Cap Value Portfolio            500,000,000 Institutional Class Shares
                                                500,000,000 Financial Intermediary Class Shares

Batterymarch International Equity Portfolio     500,000,000 Institutional Class Shares
                                                500,000,000 Financial Intermediary Class Shares

Batterymarch Emerging Markets Portfolio         500,000,000 Institutional Class Shares
                                                500,000,000 Financial Intermediary Class Shares

Legg Mason Fund Adviser/Western Asset           500,000,000 Institutional Class Shares
  Balanced Portfolio                            500,000,000 Financial Intermediary Class Shares

LM Total Return Institutional Portfolio         500,000,000 Institutional Class Shares
                                                500,000,000 Financial Intermediary Class Shares

LM Balanced Institutional Portfolio             500,000,000 Institutional Class Shares
                                                500,000,000 Financial Intermediary Class Shares

Batterymarch US MidCapitalization               500,000,000 Institutional Class Shares
  Equity Portfolio                              500,000,000 Financial Intermediary Class Shares

Batterymarch US Small Capitalization            500,000,000 Institutional Class Shares
  Equity Portfolio                              500,000,000 Financial Intermediary Class Shares

     FOURTH:   The foregoing amendment was approved by a majority of the entire
Board of Directors of the Corporation and is limited to a change expressly permitted by Section 2-605(a)(4) of the Maryland General Corporation Law to be made without action by the stockholders.

     FIFTH:    The Corporation is registered as an open-end company under the
Investment Company Act of 1940.

     SIXTH:    The undersigned Vice President and Treasurer acknowledges these
Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Vice President and Treasurer acknowledges that to the best of her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

     IN WITNESS WHEREOF, the Corporation has caused these Articles to be signed in its name and on its behalf by its Vice President and Treasurer and attested to by its Secretary on this _____ day of September, 1999.

ATTEST:                                  LM INSTITUTIONAL FUND ADVISORS II, INC.

                                         By:                              (SEAL)
-----------------------------               ------------------------------
Susan L. Silva                              Marie K. Karpinski
Secretary                                   Vice President and Treasurer